CERTIFICATION

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Stream Communications Network & Media Inc. (the "Company"), hereby certifies, to such officers' knowledge, that:

 1.

The Annual Report on Form 20-F for the year ended December 31, 2005 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.

Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 7, 2006

“Iwona Kozak”

President

Date: June 7, 2006

“Casey Forward”

Controller